UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
March 29, 2017
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RENT-A-CENTER, INC.
(Exact name of registrant as specified in its charter)
 ___________________________________________________

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
 As previously disclosed by Rent-A-Center, Inc. (the “Company”) in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 28, 2017 (the “Prior 8-K”), the Company has entered into a Rights Agreement, dated as of March 28, 2017, as the same may be amended from time to time (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, a copy of which (including exhibits) was filed as Exhibit 4.1 to the Prior 8-K. As described in the Prior 8-K, when exercisable under the Rights Agreement, each Right established under that agreement entitles the registered holder to purchase from the Company one one-thousandth of a share of Series D Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a price of $25.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment. The Certificate of Designations for the Preferred Stock, which sets forth the rights and preferences of the Preferred Stock, is Exhibit A to the Rights Agreement, and was filed as part of Exhibit 4.1 to the Prior 8-K. A copy of the Certificate of Designations, as filed with the Secretary of State of the State of Delaware on March 29, 2017, is filed as an exhibit to this Current Report on Form 8-K.
 Item 8.01     Other Events.
On March 30, 2017, the Company issued a press release announcing that the Acceptance Now division of the Company has informed Conn Appliances, Inc. of its intent not to renew the agreement between the parties upon its expiration on June 6, 2017. The press release is furnished as Exhibit 99.1.
Additional Information and Where to Find It
The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to its 2017 Annual Meeting. The Company stockholders are strongly encouraged to read any such proxy statement, the accompanying white proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at the Company’s website at www.rentacenter.com or by contacting the Company’s Investor Relations at 972-801-1100. The Company, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Rent-A-Center’s 2017 Annual Meeting. Information about certain current directors and executive officers of the Company is available in the Company’s proxy statement, dated April 18, 2016, for its 2016 Annual Meeting. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the 2016 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Rent-A-Center’s 2017 Annual Meeting.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 3.1         Certificate of Designations of Series D Preferred Stock of Rent-A-Center, Inc.
Exhibit 99.1    Press Release issued on March 30, 2017, by Rent-A-Center, Inc.
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "should," "anticipate," or "believe," or the negative thereof or variations thereon or similar terminology. The Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company's current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company's business segments; our chief executive officer and chief financial officer transitions, including our ability to effectively operate and execute our strategies during the interim period and difficulties or delays in identifying and attracting a permanent chief executive officer and chief financial officer, each with the required level of experience and expertise; failure to manage the Company's store labor and other store expenses; the Company’s ability to identify, develop and successfully execute strategic initiatives; disruptions caused by the implementation and operation of the Company's new store information management system, including capacity-related outages; the Company’s ability to successfully market smartphones and related services to its customers; the Company's ability to develop and successfully implement virtual or e-commerce capabilities; disruptions in the Company's supply chain; limitations of, or disruptions in, the Company's distribution network; rapid inflation or deflation in the prices of the Company's products; the Company's ability to execute and the effectiveness of a store consolidation, including the Company's ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company's available cash flow; the Company's ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company's brand; uncertainties regarding the ability to open new locations; the Company's ability to acquire additional stores or customer accounts on favorable terms; the Company's ability to control costs and increase profitability; the Company's ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company's ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the rent-to-own industry; the Company's compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company's information technology and other networks and the Company's ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company's stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company's effective tax rate; fluctuations in foreign currency exchange rates; the Company's ability to maintain an effective system of internal controls; the resolution of the Company's litigation; and the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENT-A-CENTER, INC. (Registrant)

Date: March 30, 2017	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designations of Series D Preferred Stock of Rent-A-Center, Inc.
99.1	Press Release issued on March 30, 2017, by Rent-A-Center, Inc.

4